                                                  Filed Pursuant to Rule 497(c)
                                                         SEC File No. 333-83716

                      SUPPLEMENT DATED AUGUST 20, 2018 TO
                      PROSPECTUS DATED APRIL 30, 2018 FOR
   METLIFE FINANCIAL FREEDOM SELECT(R) VARIABLE ANNUITY CONTRACTS ISSUED BY
     METROPOLITAN LIFE INSURANCE COMPANY ("WE", "US" OR "OUR") THROUGH ITS
         METROPOLITAN LIFE SEPARATE ACCOUNT E (THE "SEPARATE ACCOUNT")

THIS SUPPLEMENT UPDATES THE PROSPECTUS FOR THE GROUP AND INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS LISTED ABOVE AND CONTAINS INFORMATION THAT YOU SHOULD READ AND MAINTAIN FOR FUTURE REFERENCE. PLEASE KEEP THIS SUPPLEMENT WITH YOUR RECORDS.

Effective Monday, September 17, 2018, the Optional Guaranteed Minimum Income Benefit rider ("Optional GMIB") and the Optional Lifetime Withdrawal Guarantee rider ("Optional LWG") will not be available to new participants in existing plans. Any new participant application received on or after September 17, 2018 which has elected the Optional GMIB or Optional LWG will be considered NOT IN GOOD ORDER.

Participants which already have the Optional LWG or Optional GMIB or for new participants that have submitted an application in good order received by us prior to the close of business September 14, 2018 will not be impacted.